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                                                                    Exhibit (10)

                                 AMENDMENT NO. 2

                          Dated as of December __, 2003

                  This AMENDMENT NO. 2 (the "Amendment") is entered into by and among Guilford Mills, Inc. (the "Company") as Borrower, the Guarantors referred to in the Credit Agreement (as defined below), the Lenders referred to in the Credit Agreement and Wachovia Bank, National Association, as Administrative Agent, Collateral Agent and the Issuing Bank (in such capacity, the "Agent").

                              PRELIMINARY STATEMENT

                  A. The Company, the Guarantors, the Lenders and the Agent have entered into that certain Credit, Security, Guaranty and Pledge Agreement dated as of October 1, 2002 (as amended, restated, modified and waived from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                  B. The Company has informed the Agent and Lenders of its intention to transfer certain existing split dollar life insurance contracts, including the cash surrender value thereof, to a trust for the benefit of the individuals covered by such policies.

                  C. The Company and the Guarantors have requested, and the Lenders and the Agent have agreed, to amend the Credit Agreement as hereinafter set forth to allow, among other things, for the transfer of such cash surrender value.

                  SECTION 1. Amendments to Credit Agreement. Upon the occurrence of the Second Amendment Effective Date (as defined herein), the Credit Agreement is hereby amended as follows:

                           (a)      Section 6.7(a) of the Credit Agreement is
hereby amended by (i) deleting the word "and" at the end of Clause (xi) thereof,
(ii) deleting the "." at the end of clause (xii) thereof and inserting in lieu thereof "; and" and (iii) adding the following new clause (xiii):

         (xiii) the disposition of certain existing split dollar life insurance contracts, including the cash surrender value thereof, into a trust for the benefit of the individuals covered by such policies, provided that the total amount of the Company's contribution into such trust, exclusive of the Company's and/or executive's portions of the cash surrender value in the split dollar life insurance contracts shall not exceed $850,000, provided further that the total value of the assets transferred to the trust shall not exceed $3,000,000.00 in the aggregate.

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective on the date (such date, the "Second Amendment Effective Date") upon which the Agent

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shall have received counterparts of this Amendment executed by the Company, the
Guarantors and the Required Lenders.

                  The effectiveness of this Amendment is further conditioned upon the presentation of evidence satisfactory to the Agent of the written consent of the employees who will be beneficiaries of the trust to the termination of the split dollar life insurance contracts and to the termination of the Company's obligations under its supplemental retirement plan.

                  SECTION 3. Restatement of Representations and Warranties. The Company hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Fundamental Documents as fully as if made on the date hereof (but after giving effect to the consents contained herein) and with specific reference to this Amendment.

                  SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon the occurrence of the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in any Fundamental Documents to the Credit Agreement or any other Fundamental Document, shall mean and be a reference to the Credit Agreement or such other Fundamental Document as amended hereby.

                           (b)      Except as specifically amended above, the
Credit Agreement and the other Fundamental Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, and except as provided by paragraph 2 of this Amendment, all of the "Collateral" described therein does and shall continue to secure the payment of all Obligations.

                           (c)      The execution, delivery and effectiveness of
this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Fundamental Documents, nor constitute a waiver of any provision of any of the Fundamental Documents.

                           (d)      The Agent and the Required Lenders are under
no obligation to enter into this Amendment. The Agent and the Required Lenders entering into this Amendment shall not be deemed to limit or hinder any rights of the Agent or any Lender under the Credit Agreement, nor shall it be deemed to create or infer a course of dealing between the Agent or any Lender, the Company or any of the Guarantors with regard to any provision of the Credit Agreement.

                  SECTION 5. Costs, Expenses and Taxes. The Company and Guarantors jointly and severally agree to pay on demand all costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Lenders with respect thereto and with respect to advising the Agent and the Lenders as to their rights and responsibilities hereunder and thereunder. The Company and Guarantors further jointly and severally agree to pay on demand all costs and expenses, if any (including, without limitation,

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reasonable counsel fees and expenses), in connection with the enforcement
(whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 5. In addition, the Company and Guarantors shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save the Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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                  IN WITNESS WHEREOF, the Company, the Guarantors, the Agent and
the Required Lenders have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  BORROWER:

                                  GUILFORD MILLS, INC.

                                  By:    /s/ David H. Taylor
                                         -------------------
                                  Name:  David H. Taylor
                                  Title: Chief Financial Officer

                                  GUARANTORS:

                                  CURTAINS AND FABRICS, INC.
                                  GOLD MILLS, INC.
                                  RASCHEL FASHION INTERKNITTING, LTD.
                                  GFD FABRICS, INC.
                                  GFD SERVICES, INC.
                                  HOFMANN LACES, LTD.
                                  ADVISORY RESEARCH SERVICES, INC.
                                  GUILFORD MILLS (MICHIGAN), INC.
                                  GUILFORD AIRMONT, INC.
                                  GOLDMILLS FARMS, INC.
                                  GMI COMPUTER SALES, INC.

                                  By:    /s/ David H. Taylor
                                         -------------------
                                  Name:  David H. Taylor
                                  Title: Chief Financial Officer

                                  TWIN RIVERS TEXTILE PRINTING & FINISHING

                                  By: Guilford Mills, Inc., as general partner

                                  By:    /s/ David H. Taylor
                                         -------------------
                                  Name:  David H. Taylor
                                  Title: Chief Financial Officer

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                                  AGENT AND LENDERS:

                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                                     COLLATERAL AGENT AND ISSUING BANK

                                     By: /s/Colleen McCullum
                                         -------------------
                                         Name: Colleen McCullum
                                         Title: Director

                                  BANK ONE, NA

                                     By: /s/C. Dianne Wooley
                                         -------------------
                                         Name: C. Dianne Wooley
                                         Title: First Vice President

                                  GENERAL ELECTRIC CAPITAL CORPORATION

                                     By: /s/William E. Magee
                                         -------------------
                                         Name: William E. Magee
                                         Title:  Duly Authorized Signatory

                                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                     By: /s/Gwendolyn S. Foster
                                         -----------------------
                                         Name: Gwendolyn S. Foster
                                         Title: Vice President